UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       October 28, 2020

JAMES RIVER GROUP HOLDINGS, LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-36777	98-0585280
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Wellesley House, 2nd Floor, 90 Pitts Bay Road, Pembroke HM08, Bermuda

(Address of principal executive offices)

(Zip Code)

 (441) 278-4580

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.0002 per share	JRVR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On October 28, 2020, James River Group Holdings, Ltd. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2020. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Form 8-K”).

The information in this Item 2.02 and in Exhibit 99.1 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act unless specifically stated by the Company.

Item 7.01	Regulation FD Disclosure.

On October 28, 2020, the Company announced the retirement of its Chief Executive Officer, J. Adam Abram, and the appointment of Frank D’Orazio as Chief Executive Officer, effective as of November 2, 2020.  Mr. Abram’s retirement will be effective November 1, 2020, but he will continue to serve on the Company’s board of directors (the “Board”) as non-executive chairman.  In addition, the Company announced that Mr. D’Orazio has been named to the Board, and Robert P. Myron has elected to step down from the Board effective November 2, 2020 in order to reduce the number of inside directors on the Board. Mr. Myron will remain with the Company in his current role as President and Chief Operating Officer. A copy of the press release announcing these management changes is furnished as Exhibit 99.2 to this Form 8-K. Mr. Abram will discuss Mr. D’Orazio’s appointment and Mr. Abram’s retirement on the Company’s earnings call to be held at 8:00 A.M. Eastern Time on October 29, 2020.  Dial-in instructions for the call are included in Exhibit 99.2.

Item 8.01	Other Events.

On October 28, 2020, the Company announced that its Board of Directors declared a cash dividend of $0.30 per common share of the Company to be paid on December 31, 2020 to shareholders of record on December 14, 2020.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following Exhibit is furnished as a part of this Form 8-K:

Exhibit No.	Description
99.1	Press Release of the Company dated October 28, 2020
99.2	Press Release of the Company dated October 28, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMES RIVER GROUP HOLDINGS, LTD.

Dated: October 28, 2020	By:	/s/ Sarah C. Doran
Sarah C. Doran
Chief Financial Officer